                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: October 4, 2004

                            BIMS Renewable Energy.

               (Exact Name of Registrant as Specified in Charter)

         FLORIDA                      000-32663                65-0909206

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(State or other jurisdiction        (Commission           (IRS Employer

      of incorporation)             File Number)           Identification No.)

299 N. Riverside Drive, suite 901, Pompano Beach (FL)               33062

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     (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:  (514) 362-8188

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ITEM 5.  Other Events and Regulation FD Disclosure.

        Due to the reorganization of the company and its management, Mr. Yves C. Renaud resigned as President, Chief Executive Officer and General Manager of Finances, Operation, Project Management and Human Resources Division of the Corporation.  The effective date of resignation was August 9,2004

        Mr. Abdel Jabbar Abouelouafa has been nominated President and Chairman of the board of directors, effective August 9, 2004

ITEM 6.  Resignations of Registrant’s Directors.

        Mr. Yves C. Renaud resigned as director, effective August 9,2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BIMS Renewable Energy.

Date:  October 4, 2004              By:    /s/ Abdel Jabbar Abouelouafa

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                                    Name:  Abdel Jabbar Abouelouafa

                                    Its:   President